MAG SILVER CORP.
(the “Company”)

The Company has as its articles the following articles.

Full name and signature of a director or officer of the Company	Date of signing
[Signature of Director or Officer]
[Please Print Full name of Director or Officer] (Please Print Relationship to Company)

Incorporation number: 583882

MAG SILVER CORP.
(the “Company”)

ARTICLES

1.

Interpretation

7

1.1

Definitions

7

1.2

Business Corporations Act and Interpretation Act Definitions Applicable

7

2.

Shares and Share Certificates

7

2.1

Authorized Share Structure

7

2.2

Form of Share Certificate

7

2.3

Shareholder Entitled to Certificate or Acknowledgment

7

2.4

Delivery by Mail

8

2.5

Replacement of Worn Out or Defaced Certificate or Acknowledgement

8

2.6

Replacement of Lost, Stolen or Destroyed Certificate or Acknowledgment

8

2.7

Splitting Share Certificates

8

2.8

Certificate Fee

8

2.9

Recognition of Trusts

8

3.

Issue of Shares

9

3.1

Directors Authorized

9

3.2

Commissions and Discounts

9

3.3

Brokerage

9

3.4

Conditions of Issue

9

3.5

Share Purchase Warrants and Rights

9

4.

Share Registers

10

4.1

Central Securities Register

10

4.2

Closing Register

10

5.

Share Transfers

10

5.1

Registering Transfers

10

5.2

Form of Instrument of Transfer

10

5.3

Transferor Remains Shareholder

10

5.4

Signing of Instrument of Transfer

10

5.5

Enquiry as to Title Not Required

11

5.6

Transfer Fee

11

6.

Transmission of Shares

11

6.1

Legal Personal Representative Recognized on Death

11

6.2

Rights of Legal Personal Representative

11

7.

Purchase of Shares

11

7.1

Company Authorized to Purchase Shares

11

7.2

Purchase When Insolvent

11

7.3

Sale and Voting of Purchased Shares

12

8.

Borrowing Powers

12

9.

Alterations

12

9.1

Alteration of Authorized Share Structure

12

9.2

Special Rights and Restrictions

13

9.3

Change of Name

13

9.4

Other Alterations

13

10.

Meetings of Shareholders

13

10.1

Annual General Meetings

13

10.2

Resolution Instead of Annual General Meeting

13

10.3

Calling of Meetings of Shareholders

13

10.4

Notice for Meetings of Shareholders

14

10.5

Record Date for Notice

14

10.6

Record Date for Voting

14

10.7

Failure to Give Notice and Waiver of Notice

14

10.8

Notice of Special Business at Meetings of Shareholders

14

10.9

Postponement of Meeting

15

11.

Proceedings at Meetings of Shareholders

15

11.1

Special Business

15

11.2

Special Majority

16

11.3

Quorum

16

11.4

One Shareholder May Constitute Quorum

16

11.5

Other Persons May Attend

16

11.6

Requirement of Quorum

16

11.7

Lack of Quorum

16

11.8

Lack of Quorum at Succeeding Meeting

17

11.9

Chair

17

11.10

Selection of Alternate Chair

17

11.11

Adjournments

17

11.12

Notice of Adjourned Meeting

17

11.13

Decisions by Show of Hands or Poll

17

11.14

Declaration of Result

18

11.15

Motion Need Not be Seconded

18

11.16

Casting Vote

18

11.17

Manner of Taking Poll

18

11.18

Demand for Poll on Adjournment

18

11.19

Chair Must Resolve Dispute

18

11.20

Casting of Votes

18

11.21

Demand for Poll

18

11.22

Demand for Poll Not to Prevent Continuance of Meeting

19

11.23

Retention of Ballots and Proxies

19

11.24

Ordinary Resolution Sufficient

19

12.

Votes of Shareholders

19

12.1

Number of Votes by Shareholder or by Shares

19

12.2

Votes of Persons in Representative Capacity

19

12.3

Votes by Joint Holders

19

12.4

Legal Personal Representatives as Joint Shareholders

20

12.5

Representative of a Corporate Shareholder

20

12.6

Proxy Provisions Do Not Apply to All Companies

20

12.7

Appointment of Proxy Holders

20

12.8

Alternate Proxy Holders

21

12.9

Qualifications of Proxy Holders

21

12.10

Deposit of Proxy

21

12.11

Validity of Proxy Vote

21

12.12

Form of Proxy

21

12.13

Revocation of Proxy

22

12.14

Revocation of Proxy Must Be Signed

22

12.15

Production of Evidence of Authority to Vote

22

12.16

Chair to Determine Validity

22

12.17

Resolutions in Counterparts

22

12.18

Class or Series Meetings

23

13.

Directors

23

13.1

First Directors; Number of Directors

23

13.2

Change in Number of Directors

23

13.3

Directors' Acts Valid Despite Vacancy

23

13.4

Qualifications of Directors

23

13.5

Remuneration of Directors

24

13.6

Reimbursement of Expenses of Directors

24

13.7

Special Remuneration for Directors

24

13.8

Gratuity, Pension or Allowance on Retirement of Director

24

14.

Election and Removal of Directors

24

14.1

Election at Annual General Meeting

24

14.2

Consent to be a Director

24

14.3

Failure to Elect or Appoint Directors

25

14.4

Places of Retiring Directors Not Filled

25

14.5

Directors May Fill Casual Vacancies

25

14.6

Remaining Directors Power to Act

25

14.7

Shareholders May Fill Vacancies

25

14.8

Additional Directors

26

14.9

Ceasing to be a Director

26

14.10

Removal of Director by Shareholders

26

14.11

Removal of Director by Directors

26

15.

Alternate Directors

26

15.1

Appointment of Alternate Director

26

15.2

Notice of Meetings

27

15.3

Alternate for More Than One Director Attending Meetings

27

15.4

Consent Resolutions

27

15.5

Alternate Director Not an Agent

27

15.6

Revocation of Appointment of Alternate Director

27

15.7

Ceasing to be an Alternate Director

27

15.8

Remuneration and Expenses of Alternate Director

28

16.

Powers and Duties of Directors

28

16.1

Powers of Management

28

16.2

Appointment of Attorney of Company

28

16.3

Remuneration of Auditor

28

17.

Disclosure of Interest of Directors

28

17.1

Obligation to Account for Profits

28

17.2

Restrictions on Voting by Reason of Interest

28

17.3

Interested Director Counted in Quorum

29

17.4

Disclosure of Conflict of Interest or Property

29

17.5

Director Holding Other Office in the Company

29

17.6

No Disqualification

29

17.7

Professional Services by Director or Officer

29

17.8

Director or Officer in Other Corporations

29

18.

Proceedings of Directors

30

18.1

Meetings of Directors

30

18.2

Voting at Meetings

30

18.3

Chair of Meetings

30

18.4

Meetings by Telephone or Other Communications Medium

30

18.5

Calling of Meetings

31

18.6

Notice of Meetings

31

18.7

When Notice Not Required

31

18.8

Meeting Valid Despite Failure to Give Notice

31

18.9

Waiver of Notice of Meetings

31

18.10

Quorum

31

18.11

Validity of Acts Where Appointment Defective

31

18.12

Consent Resolutions in Writing

32

18.13

Resolutions Need Not be Seconded and Chair May Move a Motion

32

19.

Executive and Other Committees

32

19.1

Appointment and Powers of Executive Committee

32

19.2

Appointment and Powers of Other Committees

32

19.3

Obligations of Committees

33

19.4

Powers of Board

33

19.5

Committee Meetings

33

19.6

Resolutions of Committees

33

20.

Officers

34

20.1

Directors May Appoint Officers

34

20.2

Functions, Duties and Powers of Officers

34

20.3

Qualifications

34

20.4

Remuneration and Terms of Appointment

34

21.

Indemnification

34

21.1

Definitions

34

21.2

Mandatory Indemnification of Directors and Former Directors

35

21.3

Indemnification of Other Persons

35

21.4

Non-Compliance with Business Corporations Act

35

21.5

Company May Purchase Insurance

35

22.

Dividends

35

22.1

Payment of Dividends Subject to Special Rights

35

22.2

Declaration of Dividends

35

22.3

No Notice Required

36

22.4

Record Date

36

22.5

Manner of Paying Dividend

36

22.6

Settlement of Difficulties

36

22.7

When Dividend Payable

36

22.8

Dividends to be Paid in Accordance with Number of Shares

36

22.9

Receipt by Joint Shareholders

36

22.10

Dividend Bears No Interest

36

22.11

Fractional Dividends

36

22.12

Payment of Dividends

37

22.13

Capitalization of Surplus

37

22.14

Fractional Share Dividends

37

23.

Documents, Records and Reports

37

23.1

Recording of Financial Affairs

37

23.2

Inspection of Accounting Records

37

24.

Notices

37

24.1

Method of Giving Notice

37

24.2

Deemed Receipt of Mailing

38

24.3

Certificate of Sending

38

24.4

Notice to Joint Shareholders

38

24.5

Notice to Trustees

38

25.

Seal

39

25.1

Who May Attest Seal

39

25.2

Sealing Copies

39

25.3

Mechanical Reproduction of Seal

39

26.

Prohibitions

40

26.1

Definitions

40

26.2

Application

40

26.3

Consent Required for Transfer of Shares or Designated Securities

40

27.

Special Rights and Restrictions

40

27.1

Special Rights and Restrictions Attaching to Common Shares

40

27.2

Special Rights and Restrictions Attaching to Preferred Shares

41

1.

INTERPRETATION

1.1

Definitions

In these Articles, unless the context otherwise requires:

(1)

“board of directors”, “directors” and “board” mean the directors or sole director of the Company for the time being;

(2)

“Business Corporations Act” means the Business Corporations Act (British Columbia) from time to time in force and all amendments thereto and includes all regulations and amendments thereto made pursuant to that Act;

(3)

“legal personal representative” means the personal or other legal representative of the shareholder;

(4)

“registered address” of a shareholder means the shareholder's address as recorded in the central securities register;

(5)

“seal” means the seal of the Company, if any.

1.2

Business Corporations Act and Interpretation Act Definitions Applicable

The definitions in the Business Corporations Act and the definitions and rules of construction in the Interpretation Act (British Columbia), with the necessary changes, so far as applicable, and unless the context requires otherwise, apply to these Articles as if they were an enactment. If there is a conflict between a definition in the Business Corporations Act and a definition or rule in the Interpretation Act relating to a term used in these Articles, the definition in the Business Corporations Act will prevail in relation to the use of the term in these Articles. If there is a conflict between these Articles and the Business Corporations Act, the Business Corporations Act will prevail.

2.

SHARES AND SHARE CERTIFICATES

2.1

Authorized Share Structure

The authorized share structure of the Company consists of shares of the class or classes and series, if any, described in the Notice of Articles of the Company.

2.2

Form of Share Certificate

Each share certificate issued by the Company must comply with, and be signed as required by, the Business Corporations Act.

2.3

Shareholder Entitled to Certificate or Acknowledgment

Each shareholder is entitled, without charge, to (a) one share certificate representing the shares of each class or series of shares registered in the shareholder's name or (b) a non-transferable written acknowledgment of the shareholder's right to obtain such a share certificate, provided that in respect of a share held jointly by several persons, the Company is not bound to issue more than one share certificate and delivery of a share certificate for a share to one of several joint shareholders or to one of the shareholders' duly authorized agents will be sufficient delivery to all; and provided further that the

Company is not bound to issue certificates representing redeemable shares if such shares are to be redeemed within one month of the date on which they were allotted.

2.4

Delivery by Mail

Any share certificate or non-transferable written acknowledgment of a shareholder's right to obtain a share certificate may be sent to the shareholder by mail at the shareholder's registered address and neither the Company nor any director, officer or agent of the Company is liable for any loss to the shareholder because the share certificate or acknowledgement is lost in the mail or stolen.

2.5

Replacement of Worn Out or Defaced Certificate or Acknowledgement

If the directors are satisfied that a share certificate or a non-transferable written acknowledgment of the shareholder's right to obtain a share certificate is worn out or defaced, they must, on production to them of the share certificate or acknowledgment, as the case may be, and on such other terms, if any, as they think fit:

(1)

order the share certificate or acknowledgment, as the case may be, to be cancelled; and

(2)

issue a replacement share certificate or acknowledgment, as the case may be.

2.6

Replacement of Lost, Stolen or Destroyed Certificate or Acknowledgment

If a share certificate or a non-transferable written acknowledgment of a shareholder's right to obtain a share certificate is lost, stolen or destroyed, a replacement share certificate or acknowledgment, as the case may be, must be issued to the person entitled to that share certificate or acknowledgment, as the case may be, if the directors receive:

(1)

proof satisfactory to them that the share certificate or acknowledgment is lost, stolen or destroyed; and

(2)

any indemnity the directors consider adequate.

2.7

Splitting Share Certificates

If a shareholder surrenders a share certificate to the Company with a written request that the Company issue in the shareholder's name two or more share certificates, each representing a specified number of shares and in the aggregate representing the same number of shares as the share certificate so surrendered, the Company must cancel the surrendered share certificate and issue replacement share certificates in accordance with that request.

2.8

Certificate Fee

There must be paid to the Company, in relation to the issue of any share certificate under Articles 2.5, 2.6 or 2.7, the amount, if any and which must not exceed the amount prescribed under the Business Corporations Act, determined by the directors.

2.9

Recognition of Trusts

Except as required by law or statute or these Articles, no person will be recognized by the Company as holding any share upon any trust, and the Company is not bound by or compelled in any way to recognize (even when having notice thereof) any equitable, contingent, future or partial interest in any share or fraction of a share or (except as by law or statute or these Articles provided or as ordered by a court of competent jurisdiction) any other rights in respect of any share except an absolute right to the entirety thereof in the shareholder.

3.

ISSUE OF SHARES

3.1

Directors Authorized

Subject to the Business Corporations Act and the rights of the holders of issued shares of the Company, the Company may issue, allot, sell, grant options on, or otherwise dispose of or deal in the unissued shares, and issued shares held by the Company, at the times, to the persons, including directors, in the manner, on the terms and conditions and for the issue prices (including any premium at which shares with par value may be issued) that the directors may determine. The issue price for a share with par value must be equal to or greater than the par value of the share.

3.2

Commissions and Discounts

The Company may at any time, pay a reasonable commission or finder's fee or allow a reasonable discount to any person in consideration of that person purchasing or agreeing to purchase shares of the Company from the Company or any other person for procuring or agreeing to procure purchasers for shares of the Company.

3.3

Brokerage

The Company may pay such brokerage fee, commission or finder's fee or other consideration as may be lawful for or in connection with the sale or placement of its securities.

3.4

Conditions of Issue

Except as provided for by the Business Corporations Act, no share may be issued until it is fully paid. A share is fully paid when:

(1)

consideration is provided to the Company for the issue of the share by one or more of the following:

(a)

past services performed for the Company;

(b)

property;

(c)

money; and

(2)

the value of the consideration received by the Company equals or exceeds the issue price set for the share under Article 3.1.

3.5

Share Purchase Warrants and Rights

Subject to the Business Corporations Act, the Company may issue share purchase warrants, options and rights upon such terms and conditions as the directors determine, which share purchase warrants, options and rights may be issued alone or in conjunction with debentures, debenture stock, bonds, shares or any other securities issued or created by the Company from time to time.

4.

SHARE REGISTERS

4.1

Central Securities Register

As required by and subject to the Business Corporations Act, the Company must maintain in British Columbia a central securities register. The directors may, subject to the Business Corporations Act, appoint an agent to maintain the central securities register. The directors may also appoint one or more agents, including the agent which keeps the central securities register, as transfer agent for its shares or any class or series of its shares, as the case may be, and the same or another agent as registrar for its shares or such class or series of its shares, as the case may be. The directors may terminate such appointment of any agent at any time and may appoint another agent in its place.

4.2

Closing Register

The Company must not at any time close its central securities register.

5.

SHARE TRANSFERS

5.1

Registering Transfers

Unless waived by the board generally or in a specific circumstance, a transfer of a share of the Company must not be registered unless:

(1)

a duly signed instrument of transfer in respect of the share has been received by the Company;

(2)

if a share certificate has been issued by the Company in respect of the share to be transferred, that share certificate has been surrendered to the Company; and

(3)

if a non-transferable written acknowledgment of the shareholder's right to obtain a share certificate has been issued by the Company in respect of the share to be transferred, that acknowledgment has been surrendered to the Company.

5.2

Form of Instrument of Transfer

The instrument of transfer in respect of any share of the Company must be either in the form, if any, on the back of the Company's share certificates or in any other form that may be approved by the directors from time to time.

5.3

Transferor Remains Shareholder

Except to the extent that the Business Corporations Act otherwise provides, the transferor of shares is deemed to remain the holder of the shares until the name of the transferee is entered in a securities register of the Company in respect of the transfer.

5.4

Signing of Instrument of Transfer

If a shareholder, or his or her duly authorized attorney, signs an instrument of transfer in respect of shares registered in the name of the shareholder, the signed instrument of transfer constitutes a complete and sufficient authority to the Company and its directors, officers and agents to register the number of shares specified in the instrument of transfer or specified in any other manner, or, if no number is specified, all the shares represented by the share certificates or set out in the written acknowledgments deposited with the instrument of transfer:

(1)

in the name of the person named as transferee in that instrument of transfer; or

(2)

if no person is named as transferee in that instrument of transfer, in the name of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered.

5.5

Enquiry as to Title Not Required

Neither the Company nor any director, officer or agent of the Company is bound to inquire into the title of the person named in the instrument of transfer as transferee or, if no person is named as transferee in the instrument of transfer, of the person on whose behalf the instrument is deposited for the purpose of having the transfer registered or is liable for any claim related to registering the transfer by the shareholder or by any intermediate owner or holder of the shares, of any interest in the shares, of any share certificate representing such shares or of any written acknowledgment of a right to obtain a share certificate for such shares.

5.6

Transfer Fee

There must be paid to the Company, in relation to the registration of any transfer, the amount, if any, determined by the directors.

6.

TRANSMISSION OF SHARES

6.1

Legal Personal Representative Recognized on Death

In case of the death of a shareholder, the legal personal representative, or if the shareholder was a joint holder, the surviving joint holder, will be the only person recognized by the Company as having any title to the shareholder's interest in the shares. Before recognizing a person as a legal personal representative, the directors may require proof of appointment by a court of competent jurisdiction, a grant of letters probate, letters of administration or such other evidence or documents as the directors consider appropriate.

6.2

Rights of Legal Personal Representative

The legal personal representative has the same rights, privileges and obligations that attach to the shares held by the shareholder, including the right to transfer the shares in accordance with these Articles, provided the documents required by the Business Corporations Act and the directors have been deposited with the Company.

7.

PURCHASE OF SHARES

7.1

Company Authorized to Purchase Shares

Subject to Article 7.2, the special rights and restrictions attached to the shares of any class or series and the Business Corporations Act, the Company may, if authorized by the directors, redeem, purchase or otherwise acquire any of its shares at the price and upon the terms specified in such resolution.

7.2

Purchase When Insolvent

The Company must not make a payment or provide any other consideration to redeem, purchase or otherwise acquire any of its shares if there are reasonable grounds for believing that:

(1)

the Company is insolvent; or

(2)

making the payment or providing the consideration would render the Company insolvent.

7.3

Sale and Voting of Purchased Shares

If the Company retains a share redeemed, purchased or otherwise acquired by it, the Company may sell, gift or otherwise dispose of the share, but, while such share is held by the Company, it:

(1)

is not entitled to vote the share at a meeting of its shareholders;

(2)

must not pay a dividend in respect of the share; and

(3)

must not make any other distribution in respect of the share.

8.

BORROWING POWERS

The Company, if authorized by the directors, may:

(1)

borrow money in the manner and amount, on the security, from the sources and on the terms and conditions that they consider appropriate;

(2)

issue bonds, debentures and other debt obligations either outright or as security for any liability or obligation of the Company or any other person and at such discounts or premiums and on such other terms as they consider appropriate;

(3)

guarantee the repayment of money by any other person or the performance of any obligation of any other person; and

(4)

mortgage, charge, whether by way of specific or floating charge, grant a security interest in, or give other security on, the whole or any part of the present and future assets and undertaking of the Company.

9.

ALTERATIONS

9.1

Alteration of Authorized Share Structure

Subject to Article 9.2 and the Business Corporations Act, the Company may by directors’ resolution or an ordinary resolution:

(1)

create one or more classes or series of shares or, if none of the shares of a class or series of shares are allotted or issued, eliminate that class or series of shares;

(2)

increase, reduce or eliminate the maximum number of shares that the Company is authorized to issue out of any class or series of shares or establish a maximum number of shares that the Company is authorized to issue out of any class or series of shares for which no maximum is established;

(3)

subdivide or consolidate all or any of its unissued, or fully paid issued, shares;

(4)

if the Company is authorized to issue shares of a class of shares with par value:

(a)

decrease the par value of those shares; or

(b)

if none of the shares of that class of shares are allotted or issued, increase the par value of those shares;

(5)

change all or any of its unissued, or fully paid issued, shares with par value into shares without par value or all or any of its unissued shares without par value into shares with par value;

(6)

alter the identifying name of any of its shares; or

(7)

otherwise alter its shares or authorized share structure when required or permitted to do so by the Business Corporations Act.

9.2

Special Rights and Restrictions

Subject to the Business Corporations Act, the Company may by ordinary resolution:

(1)

create special rights or restrictions for, and attach those special rights or restrictions to, the shares of any class or series of shares, whether or not any or all of those shares have been issued; or

(2)

vary or delete any special rights or restrictions attached to the shares of any class or series of shares, whether or not any or all of those shares have been issued.

9.3

Change of Name

The Company may, by a directors’ resolution or an ordinary resolution, authorize an alteration to its Notice of Articles in order to change its name or to adopt or change a translation of its name.

9.4

Other Alterations

If the Business Corporations Act does not specify the type of resolution and these Articles do not specify another type of resolution, the Company may by special resolution alter these Articles.

10.

MEETINGS OF SHAREHOLDERS

10.1

Annual General Meetings

Unless an annual general meeting is deferred or waived in accordance with the Business Corporations Act, the Company must hold its first annual general meeting within 18 months after the date on which it was incorporated or otherwise recognized, and after that must hold an annual general meeting at least once in each calendar year and not more than 15 months after the last annual reference date at such time and place as may be determined by directors’ resolution.

10.2

Resolution Instead of Annual General Meeting

If all the shareholders who are entitled to vote at an annual general meeting consent by a unanimous resolution under the Business Corporations Act to all of the business that is required to be transacted at that annual general meeting, the annual general meeting is deemed to have been held on the date of the unanimous resolution. The shareholders must, in any unanimous resolution passed under this Article 10.2, select as the Company's annual reference date a date that would be appropriate for the holding of the applicable annual general meeting.

10.3

Calling of Meetings of Shareholders

The directors may, whenever they think fit, call a meeting of shareholders.

10.4

Notice for Meetings of Shareholders

The Company must send notice of the date, time and location of any meeting of shareholders, in the manner provided in these Articles, or in such other manner, if any, as may be prescribed by ordinary resolution (whether previous notice of the resolution has been given or not), to each shareholder entitled to attend the meeting, to each director and to the auditor of the Company, unless these Articles otherwise provide, at least the following number of days before the meeting:

(1)

if and for so long as the Company is a public company, 21 days;

(2)

otherwise, 10 days.

10.5

Record Date for Notice

The directors may set a date as the record date for the purpose of determining shareholders entitled to notice of any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. The record date must not precede the date on which the meeting is held by fewer than:

(1)

if and for so long as the Company is a public company, 21 days;

(2)

otherwise, 10 days.

If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.6

Record Date for Voting

The directors may set a date as the record date for the purpose of determining shareholders entitled to vote at any meeting of shareholders. The record date must not precede the date on which the meeting is to be held by more than two months or, in the case of a general meeting requisitioned by shareholders under the Business Corporations Act, by more than four months. If no record date is set, the record date is 5 p.m. on the day immediately preceding the first date on which the notice is sent or, if no notice is sent, the beginning of the meeting.

10.7

Failure to Give Notice and Waiver of Notice

The accidental omission to send notice of any meeting to, or the non-receipt of any notice by, any of the persons entitled to notice does not invalidate any proceedings at that meeting. Any person entitled to notice of a meeting of shareholders may, in writing or otherwise, waive or reduce the period of notice of such meeting.

10.8

Notice of Special Business at Meetings of Shareholders

If a meeting of shareholders is to consider special business within the meaning of Article 11.1, the notice of meeting must:

(1)

state the general nature of the special business; and

(2)

if the special business includes considering, approving, ratifying, adopting or authorizing any document or the signing of or giving of effect to any document, have attached to it a copy of the document or state that a copy of the document will be available for inspection by shareholders:

(a)

at the Company's records office, or at such other reasonably accessible location in British Columbia as is specified in the notice; and

(b)

during statutory business hours on any one or more specified days before the day set for the holding of the meeting.

10.9

Postponement of Meeting

Where, in accordance with the Business Corporations Act, the Company has published in the prescribed manner a notice of a general meeting, the Company may, notwithstanding such notice, postpone the general meeting to a date other than that specified in such notice.  In the event of such a postponement, the Company shall publish, in the same manner prescribed for the original notice, a notice of the postponement of the meeting which notice shall include, if the date to which the meeting is postponed is known, the same information as is required by the Business Corporations Act to be included in the original notice.  If the date to which the meeting is postponed is not known, the notice of postponement need state only that the meeting is postponed until further notice, provided however that once such date is known, the Company shall publish a new notice which shall comply with the Business Corporations Act.  The date to which any such meeting is postponed shall be deemed to be the date of the meeting for the purpose of complying with any time limitations in respect of general meetings prescribed by the Business Corporations Act.

11.

PROCEEDINGS AT MEETINGS OF SHAREHOLDERS

11.1

Special Business

At a meeting of shareholders, the following business is special business:

(1)

at a meeting of shareholders that is not an annual general meeting, all business is special business except business relating to the conduct of or voting at the meeting;

(2)

at an annual general meeting, all business is special business except for the following:

(a)

business relating to the conduct of or voting at the meeting;

(b)

consideration of any financial statements of the Company presented to the meeting;

(c)

consideration of any reports of the directors or auditor;

(d)

the setting or changing of the number of directors;

(e)

the election or appointment of directors;

(f)

the appointment of an auditor;

(g)

the setting of the remuneration of an auditor;

(h)

business arising out of a report of the directors not requiring the passing of a special resolution or an exceptional resolution;

(i)

consideration and/or approval of acts, contracts, proceedings, appointments and payments of money made by the directors since the last annual reference date;

(j)

any other business which, under these Articles or the Business Corporations Act, may be transacted at a meeting of shareholders without prior notice of the business being given to the shareholders.

11.2

Special Majority

The majority of votes required for the Company to pass a special resolution at a meeting of shareholders is two-thirds of the votes cast on the resolution.

11.3

Quorum

Subject to Article 28.2 (2) above must be passed before the issue of shares of the series to which the resolution relates, and after the issue of shares of that series the number of shares in, the designation of, and the special rights and restrictions attached to that series may be added to, altered, varied or abrogated only in accordance with the British Columbia Business Corporations Act.

(7)

Priority on Liquidation.  Except as provided herein, in the event of the liquidation, dissolution or winding-up of the Company or any distribution of its assets for the purpose of winding-up its affairs, after the payment of dividends declared but unpaid, the holders of the Preferred shares shall be entitled pari passu to be paid such amount as the special rights and restrictions attaching to such shares shall provide, or in the absence of any express provision with respect thereto, the amount of capital paid up in respect thereof per share for each Preferred share held by them, out of the assets of the Company in preference to and with priority over any payment or distribution of any capital asset or monies among the holders of any Common shares or any other shares ranking junior to the preferred shares in respect of priority or the distribution of assets upon liquidation, dissolution or winding-up or any other distribution of assets for the purpose of winding-up or a reduction of capital, of the Company.

(8)

The foregoing provisions of these Articles shall apply to all Preferred shares except as expressly provided in the special rights and restrictions which the directors may create, define or attach to any series of Preferred shares.